NBP                                 ANNUAL REPORT
TRUECROSSING
   FUNDS                                NOVEMBER 30, 2001

                                        NBP TRUECROSSING
                                        GROWTH FUND

                                        NBP TRUECROSSING
                                        TECHNOLOGY FUND

                                                    Managed by:
                                        [LOGO] Newbridge Partners, LLC
                                               Investment Counsel



                                               [IMAGE: Bridge]

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

A Message to Our Shareholders..............................................    1
NBP True Crossing Funds Performance........................................    5
Schedules of Investments:
     NBP TrueCrossing Growth Fund..........................................    6
     NBP TrueCrossing Technology Fund......................................    7
Statements of Assets and Liabilities.......................................    8
Statements of Operations...................................................    9
Statements of Changes in Net Assets........................................   10
Financial Highlights.......................................................   11
Notes to Financial Statements..............................................   12
Independent Auditors Report................................................   15

--------------------------------------------------------------------------------
NBP TRUECROSSING GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

Dear Shareholder:

The year 2001 was a difficult year for equity investors and the NBP TrueCrossing Growth Fund (the "Fund"). It was the first time since 1973-1974 that market indices declined for two consecutive years. The volatile year was marked by an economic recession and a dramatic decline in capital spending; most pronounced in telecom and technology. Throughout the year, many weak companies suffering from structural problems, such as high debt levels and inherently flawed business plans, ceased to exist and, ultimately, even leading companies with strong financials and excellent records experienced a sharp deterioration in earnings growth. Finally, the terrorist attacks of September 11 further weakened economic activity at the worst possible moment and added an entirely new set of challenges for business and government.

The fiscal year performance for the NBP TrueCrossing Fund was -37.78% vs. -12.21% for the S&P 500 Index. The factors contributing to the Fund's lackluster performance begin with the poor macro-economic environment for equities in general as described above. The portfolio's returns were further impacted by the advisor's adherence to its long-standing philosophy of staying fully invested in a concentrated portfolio of leading companies for the long-term. In retrospect, the Fund most likely would have fared better if it had greater flexibility to raise cash and were more diversified. The Fund's investment advisor employs a bottom-up approach in fundamental research with the goal of owning high-quality growth companies for the long-term, regardless of economic environment. High-quality companies are those that have rapidly expanding earnings, strong financial foundations, market leadership, and superb management teams. By striving to own companies that display these characteristics, the advisor believes it is able to maintain its long-term perspective in managing the Fund. Although there is no way to predict the future, history has shown that earnings growth drives stock prices over time and is the reason the advisor continues to base its philosophy on that timeless tenet. The advisor believes it is particularly important to own high-quality companies in a difficult economic environment such as the one that unfolded in 2001.

Although all of the technology holdings in the portfolio experienced sharp declines, the damage was not limited to that sector. As the slowing economy quickly slid into recession, financials such as Schwab and Merrill Lynch and advertising-dependent media companies like AOL and Clear Channel Communications also contributed to the Fund's negative returns. In contrast, consumer oriented holdings, such as Home Depot and Harley Davidson, and healthcare holdings, such as Pfizer and Medtronic, performed admirably as their earnings held up on an absolute basis and relative to their peers.

With respect to changes, the advisor worked to reduce exposure to technology holdings and introduce greater earnings visibility to the portfolio throughout the year by reducing holdings and eliminating positions such as PMC Sierra and JDS Uniphase, and adding positions in First Data and Forest Labs. Despite being recent additions, they have already contributed to the Fund's overall performance. The remaining holdings have also demonstrated improved performance as the Fund's 4th quarter performance was 19.64% versus 10.69% for the S&P 500, led in large part by a sharp rebound in technology stock prices. The advisor believes that many of the companies in the Fund have distanced themselves from their competition. For example, Cisco Systems continues to be the worldwide leader in data networking. It has regained market share during the downturn and, with $19 billion in cash and equivalents, the company is still able to pursue investment opportunities. Conversely, Cisco's traditional competitors, such as Lucent and Nortel, are struggling to survive. Another large holding in the Fund, American


                                        1                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

International Group, is the global leader in insurance. Demonstrating the importance of a good management team, AIG has written over $400 million of premiums related to the airline industry since September 11. Premiums have also increased as there has been a flight to quality by policyholders seeking the company with the best capitalized balance sheet in the industry.

Despite all that transpired in 2001, equity investors remain remarkably resilient. The willingness of many investors to look past the current environment is driven by many factors including, but not limited to, the potential for resumed economic growth in 2002 fueled by monetary stimulus (11 rate cuts totaling 475 basis points), continued low inflation and further fiscal relief from Washington. Coupling those factors with improved corporate operational leverage and easier year over year earnings comparisons, the stage is set for much improved returns from the equity markets. Within that context, the advisor believes the holdings in the Fund are well positioned to benefit accordingly.



/s/ JAMES B. COWPERTHWAIT
----------------------------
James B. Coperthwait


The Fund invests in large-cap and mid-cap companies. Investments in mid-cap companies may involve greater risks, such as limited product lines, markets, and financial or managerial resources. The views in this report were those of the Fund manager as of November 30, 2001 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. (01/02).


                                        2                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING TECHNOLOGY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

Dear Shareholder:

As we approach the end of 2001, the current environment for technology stocks and the TrueCrossing Technology Fund (the "Fund") could hardly be more challenging. Throughout the year, weak corporate demand for all information technology only exacerbated any company specific problems such as debt or inferior market share. The naturally competitive nature of these dynamic industries only intensified as orders became increasingly scarce. The result has been poor stock performance and disappointed investors. Yet, despite bureaucrats' refusal to acknowledge what was painfully obvious to everyone else, that the U.S. economy was in recession, many investors remain resilient and optimistic. Stock market indices are at or above September 11 levels.

We believe investors willingness to look beyond the current state of affairs is driven by the knowledge of what typically follows a difficult period like 2001; better economic times. While volatility and uncertainty remain, there are many more positives today than was the case in January 2001. Since the beginning of the year, the Federal Reserve has lowered interest rates 11 times for a total of 475 basis points (4.75%), bringing the Federal Funds rate to a 40 year low of 2%. In addition to monetary and fiscal stimulus, oil prices have dropped significantly, providing an immediate tax cut to business and consumers. Beyond the massive liquidity injected by the Federal Reserve, investors currently have over $2 trillion in money market funds and a similar amount in savings accounts. Even more cash can be found on the balance sheets of leading companies. As our elected officials responded to our slowing economy, companies also adjusted their balance sheets throughout the year. Companies reduced plant capacity and staff to levels that commensurate with the current business environment. The result of these government and private sector initiatives is a positive and powerful economic backdrop combined with greater operational leverage leading to potentially healthy earnings growth. Already, mergers and acquisitions are increasing as cash rich companies, like investors, begin to put funds to work. Investing when all valuations are much lower than they have been in sometime will likely lead to further market share gains for companies with dominant positions and financial strength.

As we prepare for a perceived better investing environment in 2002, we believe several of the companies in the Fund have weathered the storm better than many of their competitors, and in many cases have extended their lead. The areas we defined as having attractive long-term prospects are no different from last year and earlier this year. Although companies in the communications industry performed poorly in 2001, we continue to believe that communications, both wireline and wireless, and storage are integral to future economic growth on a global basis. Transmitting, storing and managing information increases productivity, lowers costs and as a result represents the greatest defense against inflation. Companies that benefit from these ongoing secular trends are Cisco, Juniper, EMC, Brocade, Veritas, Broadcom, Qualcomm and Nokia.

Software, security and services should also help companies streamline their businesses by allowing them to outsource any function that does not leverage core competencies. Possible beneficiaries of this trend include Oracle, Checkpoint Software, Celestica, Affiliated Computer Services, and First Data.

Finally, converging technologies such as the telephone, TV and PC create demand for content and media companies that distribute information and entertainment seamlessly across various mediums. Diversified


                                        3                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING TECHNOLOGY FUND
A MESSAGE TO OUR SHAREHOLDERS (continued)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

and focused companies that may benefit from this favorable trend are AOL, General Motors Hughes (owner of DirecTV) and Gemstar.

As always, we believe technology continues to move forward, regardless of economic environment and market volatility. Companies that meet specific needs and reduce costs have the greatest potential in the long-term. Of course, difficult times require strong management teams more than ever and we believe the Fund is well positioned to capitalize on those requirements.


/s/ ERICK MARONAK
--------------------------
Erick Maronak


The Fund invests in large-cap and mid-cap companies. Investments in mid-cap companies may involve greater risks, such as limited product lines, markets, and financial or managerial resources. Technology and technology related companies are subject to greater competitive pressures, rapid obsolence and greater government regulation than other companies. The Fund is non-diversified and therefore may focus its investments in a comparatively small number of issuers. The views in this report were those of the Fund manager as of November 30, 2001 and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. (01/02).


                                        4                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

These charts reflect the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in NBP TrueCrossing Growth Fund and NBP TrueCrossing Technology Fund since inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor's 500 Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Morgan Stanley High-Tech 35 Index ("MSH Index") is calculated using an equal-dollar-weighting methodology designed to ensure that each of the component stocks are represented in approximately equal dollar amounts in the MSH Index. The MSH Index consists of 35 actively traded electronics-based technology company stocks. The Nasdaq Composite Index is an unmanaged index representing the market cap weighted performance of approximately 5,000 domestic common stocks traded on the Nasdaq exchange. The total return of each Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. Each Fund is professionally managed while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in each Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived, otherwise total return would have been lower. For more current performance please call (800) 679-5707.

PERFORMANCE INFORMATION PRESENTED HERE REPRESENTS ONLY PAST PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.

                        NBP TRUECROSSING GROWTH FUND VS.
                                 S&P 500 INDEX

Average Annual Total Return on 11/30/01
---------------------------------------

One-Year                                                           (37.78)%
Since Inception on 12/20/99:                                       (27.67)%

Investment Value on 11/30/01
----------------------------

NBP TrueCrossing Growth Fund:                                     $ 5,320
S&P 500 Index:                                                    $ 8,236

                    [PLOT POINTS FOR THE PERFORMANCE GRAPH]

                    NBP TRUECROSSING GROWTH FUND              S&P 500 INDEX
                    ----------------------------              -------------
12/20/99                      10000.00                           10000.00
                              10160.00                            9850.00
                              10720.00                            9664.00
                              11830.00                           10609.00
                              10720.00                           10290.00
                               9650.00                           10079.00

6/30/00                       10930.00                           10327.00
                              11060.00                           10166.00
                              11720.00                           10797.00
                              10690.00                           10227.00
                              10220.00                           10184.00
                               8550.00                            9381.00

12/31/00                       8330.00                            9427.00
                               8580.00                            9762.00
                               6510.00                            8872.00
                               5690.00                            8310.00
                               6360.00                            8956.00
                               6240.00                            9016.00

6/30/01                        6060.00                            8796.00
                               5720.00                            8710.00
                               5100.00                            8165.00
                               4430.00                            7506.00
                               4710.00                            7649.00
11/30/01                       5320.00                            8236.00




                      NBP TRUECROSSING TECHNOLOGY FUND VS.
                     MORGAN STANLEY HIGH-TECH 35 INDEX AND
                             NASDAQ COMPOSITE INDEX

Average Annual Total Return on 11/30/01
---------------------------------------

One-Year                                                           (62.08)%
Since Inception on 5/1/00:                                         (58.54)%

Investment Value on 11/30/01
----------------------------

NBP TrueCrossing Technology Fund:                                 $ 2,480
Morgan Stanley High-Tech 35 Index:                                $ 5,246
NASDAQ Composite Index:                                           $ 4,898


                    [PLOT POINTS FOR THE PERFORMANCE GRAPH]

                 NBP TRUECROSSING     MORGAN STANLEY HIGH-      NASDAQ COMPOSITE
                  TECHNOLOGY FUND         TECH 35 INDEX               INDEX
                 ----------------     --------------------      ----------------

05/01/00             10000.00               10000.00                10000.00
                     10080.00               10344.00                10024.00
                      9870.00               10029.00                 9521.00
                     11460.00               11373.00                10633.00
                     10520.00                9688.00                 9286.00
                      9160.00                9453.00                 8521.00

11/30/00              6540.00                7221.00                 6571.00
                      6010.00                6809.00                 6250.00
                      6270.00                8022.00                 7016.00
                      3670.00                6052.00                 5446.00
                      2880.00                5345.00                 4659.00
                      3400.00                6195.00                 5359.00

05/31/01              3170.00                5807.00                 5346.00
                      3000.00                5911.00                 5476.00
                      2690.00                5561.00                 5137.00
                      2170.00                4890.00                 4577.00
                      1790.00                3816.00                 3801.00
                      2100.00                4509.00                 4287.00

11/30/01              2480.00                5246.00                 4898.00


                                        5                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

SHARE                SECURITY                                     SHARE                SECURITY
AMOUNT              DESCRIPTION                        VALUE      AMOUNT              DESCRIPTION                        VALUE
-------    ------------------------------            ----------   -------    ------------------------------            ----------

COMMON STOCK (99.8%)                                              COMMON STOCK, CONTINUED

COMMUNICATIONS/MEDIA (9.4%)                                       NETWORKING (5.1%)
 12,374     AOL Time Warner, Inc.+                   $  431,887    12,000     Cisco Systems, Inc.+                     $  245,400
  8,000     Clear Channel Communications, Inc.+         373,840     7,700     Juniper Networks, Inc.+                     189,266
                                                     ----------                                                        ----------
                                                        805,727                                                           434,666
                                                     ----------                                                        ----------
COMPUTER PROCESSING AND DATA PREPARATION                          SEMICONDUCTORS (1.8%)
  AND PROCESSING SERVICES (2.2%)                                    3,550     Broadcom Corp.+                             156,165
                                                                                                                       ----------
  2,550     First Data Corp.                            186,762   TELECOMMUNICATIONS (10.3%)
                                                     ----------    12,000     JDS Uniphase Corp.+                         120,960
CONSUMER (14.2%)                                                   14,400     Nokia Corp. ADR                             331,344
 11,000     Harley-Davidson, Inc.                       578,380     7,300     Qualcomm, Inc.+                             428,657
 13,500     Home Depot, Inc.                            629,910                                                        ----------
                                                     ----------                                                           880,961
                                                      1,208,290                                                        ----------
                                                     ----------              Total Common Stock
DATA STORAGE (6.4%)                                                          (cost $11,197,484)                         8,516,202
  6,000     Brocade Communications                                                                                     ----------
            Systems, Inc.+                              196,800
  8,100     EMC Corp.+                                  135,999    FACE                 SECURITY
  5,400     VERITAS Software Corp.+                     210,006   AMOUNT              DESCRIPTION                        VALUE
                                                     ----------   -------    ------------------------------            ----------
                                                        542,805   SHORT-TERM HOLDINGS (0.1%)
                                                     ----------   $10,761    Forum Daily Assets Cash Fund              $   10,761
FINANCIAL (21.4%)                                                                                                      ----------
  7,299     American International Group, Inc.          601,438              Total Short-Term Holdings
 20,000     Charles Schwab Corp.                        287,200              (cost $10,761)                                10,761
 10,000     Citigroup, Inc.                             479,000                                                        ----------
  9,100     Merrill Lynch & Co. Inc.                    455,819   TOTAL INVESTMENTS IN SECURITIES (99.9%)
                                                     ----------   (COST $11,208,245)                                   $8,526,963
                                                      1,823,457                                                        ----------
                                                     ----------   Other Assets and Liabilities, Net (0.1%)                 11,571
HEALTH CARE (29.0%)                                                                                                    ----------
  6,500     Amgen, Inc.+                                431,795   NET ASSETS (100.0%)                                  $8,538,534
  5,750     Forest Laboratories, Inc.+                  407,100                                                        ==========
  6,500     Genentech, Inc.+                            373,425
 12,100     Medtronic, Inc.                             572,089
 16,000     Pfizer, Inc.                                692,960
                                                     ----------
                                                      2,477,369
                                                     ----------

----------------------------------
+ Non-income producing securities.


See Notes to Financial Statements.      6                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

 SHARE                SECURITY                                     SHARE                SECURITY
 AMOUNT              DESCRIPTION                        VALUE      AMOUNT              DESCRIPTION                        VALUE
--------    -----------------------------             ----------  --------    -----------------------------             ----------

COMMON STOCK (85.6%)                                              COMMON STOCK, CONTINUED

COMMUNICATIONS/MEDIA (4.0%)                                       SOFTWARE (7.9%)
   1,200    AOL Time Warner, Inc.+                    $   41,880       900    Check Point Software
                                                      ----------              Technologies Ltd.+                        $   34,470
COMMERCIAL SERVICES (4.5%)                                           3,400    Oracle Corp.+                                 47,702
   1,400    Convergys Corp.+                              46,522                                                        ----------
                                                      ----------                                                            82,172
COMPUTER PROCESSING & DATA PREPARATION &                                                                                ----------
PROCESSING SERVICES (5.6%)                                        TELECOMMUNICATIONS (14.0%)
     800    First Data Corp.                              58,592     2,500    General Motors Corp. Class H+                 36,000
                                                      ----------     1,700    JDS Uniphase Corp.+                           17,136
DATA STORAGE (14.5%)                                                 2,000    Nokia Corp. ADR                               46,020
   1,900    Brocade Communications                                     800    Qualcomm, Inc.+                               46,976
            Systems, Inc.+                                62,320                                                        ----------
   1,800    EMC Corp.+                                    30,222                                                           146,132
   1,500    VERITAS Software Corp.+                       58,335                                                        ----------
                                                      ----------              Total Common Stock
                                                         150,877              (cost $1,109,623)                            892,877
                                                      ----------                                                        ----------
ELECTRONIC COMPONENTS (6.1%)
   1,500    Celestica, Inc.+                              63,435    FACE                SECURITY
                                                      ----------   AMOUNT              DESCRIPTION                        VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &                         --------    -----------------------------             ----------
COMPONENTS, EXCEPT COMPUTER EQUIPMENT                             SHORT-TERM HOLDINGS (10.3%)
(4.0%)                                                            $     35    Deutsche Money Market Fund                $       35
   1,500    Gemstar-TV Guide                                        53,847    Forum Daily Assets Cash Fund                  53,847
            International, Inc.+                          41,595    53,812    Forum Daily Assets Government
                                                      ----------              Obligations Fund                              53,812
HARDWARE (4.5%)                                                                                                         ----------
   3,300    Sun Microsystems, Inc.+                       46,992              Total Short-Term Holdings
                                                      ----------              (cost $107,695)                              107,694
NETWORKING (9.3%)                                                                                                       ----------
   2,600    Cisco Systems, Inc.+                          53,170  TOTAL INVESTMENTS (95.9%)
   1,800    Juniper Networks, Inc.+                       44,245  (COST $1,217,318)                                     $1,000,571
                                                      ----------                                                        ----------
                                                          97,415  Other Assets and Liabilities, Net (4.1%)                  42,888
                                                      ----------                                                        ----------
SEMICONDUCTORS (11.2%)                                            NET ASSETS (100.0%)                                   $1,043,459
   1,500    Broadcom Corp.+                               65,985                                                        ==========
   1,600    Texas Instruments, Inc.                       51,280
                                                      ----------
                                                         117,265
                                                      ----------

----------------------------------
+ Non-income producing securities.


See Notes to Financial Statements.      7                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                              NBP TRUECROSSING    NBP TRUECROSSING
                                                                   GROWTH            TECHNOLOGY
                                                                    FUND                FUND
                                                                    ----                ----
ASSETS
    Total investments, at value (Cost $11,208,245 and
      $1,217,318, respectively) (Note 2)....................    $ 8,526,963         $ 1,000,571
    Cash....................................................             --              43,601
    Receivable from adviser (Note 3)........................         38,109              65,064
    Receivable for Fund shares issued.......................         34,789                 150
    Interest, dividends and other receivables...............          3,024                 140
                                                                -----------         -----------
Total Assets................................................      8,602,885           1,109,526
                                                                -----------         -----------
LIABILITIES
    Payable for Fund shares redeemed........................            865                  --
    Payable to administrator and other related parties (Note
      3)....................................................         18,395              35,074
    Payable to custodian....................................            880               1,204
    Accrued expenses and other liabilities..................         44,211              29,789
                                                                -----------         -----------
Total Liabilities...........................................         64,351              66,067
                                                                -----------         -----------
NET ASSETS..................................................    $ 8,538,534         $ 1,043,459
                                                                ===========         ===========
COMPONENTS OF NET ASSETS
    Paid-in capital.........................................    $15,536,064         $ 3,970,215
    Accumulated net realized loss...........................     (4,316,248)         (2,710,009)
    Unrealized depreciation of investments..................     (2,681,282)           (216,747)
                                                                -----------         -----------
NET ASSETS..................................................    $ 8,538,534         $ 1,043,459
                                                                ===========         ===========
SHARES OF BENEFICIAL INTEREST...............................      1,605,116             420,362
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE....    $      5.32         $      2.48


See Notes to Financial Statements.      8                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                NBP TRUECROSSING      NBP TRUECROSSING
                                                                     GROWTH              TECHNOLOGY
                                                                      FUND                  FUND
                                                                      ----                  ----
INVESTMENT INCOME
    Dividend income.........................................       $    31,004          $       957
    Interest income.........................................            29,498                7,926
                                                                   -----------          -----------
Total Investment Income.....................................            60,502                8,883
                                                                   -----------          -----------
EXPENSES
    Investment advisory (Note 3)............................            68,889               11,022
    Administration (Note 3).................................            25,000               25,000
    Transfer agent (Note 3).................................            33,584               26,391
    Custody (Note 3)........................................             6,555                6,869
    Accounting (Note 3).....................................            40,000               41,000
    Audit...................................................            28,000               28,000
    Legal...................................................            15,750                1,898
    Compliance..............................................            19,431               13,143
    Trustees................................................            20,398                3,408
    Reporting...............................................            17,744                2,368
    Miscellaneous...........................................            13,587                4,626
                                                                   -----------          -----------
Total Expenses..............................................           288,938              163,725
    Expenses reimbursed and fees waived (Note 4)............          (141,244)            (140,077)
                                                                   -----------          -----------
Net Expenses................................................           147,694               23,648
                                                                   -----------          -----------
NET INVESTMENT LOSS.........................................           (87,192)             (14,765)
                                                                   -----------          -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on investments........................        (3,942,535)          (2,583,256)
    Net change in unrealized depreciation of investments....          (442,196)             995,673
                                                                   -----------          -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............        (4,384,731)          (1,587,583)
                                                                   -----------          -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........       $(4,471,923)         $(1,602,348)
                                                                   ===========          ===========


See Notes to Financial Statements.      9                 NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------
NBP TRUECROSSING FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED NOVEMBER 30, 2000 AND NOVEMBER 30, 2001
--------------------------------------------------------------------------------

                                                                 NBP TRUECROSSING          NBP TRUECROSSING
                                                                      GROWTH                  TECHNOLOGY
                                                                       FUND                      FUND
                                                                AMOUNT       SHARES       AMOUNT       SHARES
                                                                ------       ------       ------       ------

NET ASSETS, Beginning of Period(a)..........................  $        --               $        --
                                                              -----------               -----------
OPERATIONS
    Net investment loss.....................................  $   (68,254)              $   (14,569)
    Net realized loss on investments........................     (373,713)                 (126,753)
    Net change in unrealized depreciation of investments....   (2,239,086)               (1,212,420)
                                                              -----------               -----------
Net decrease in net assets resulting from operations........   (2,681,053)               (1,353,742)
                                                              -----------               -----------
CAPITAL SHARE TRANSACTIONS
    Sale of shares..........................................   15,496,923   1,468,964     4,138,690    422,213
    Redemption of shares....................................   (1,167,865)   (106,484)     (146,336)   (18,987)
                                                              -----------   ---------   -----------   --------
Net increase from capital share transactions................   14,329,058   1,362,480     3,992,354    403,226
                                                              -----------   =========   -----------   ========
Net increase in Net Assets..................................   11,648,005                 2,638,612
                                                              -----------               -----------
NET ASSETS, November 30, 2000...............................  $11,648,005               $ 2,638,612
                                                              -----------               -----------
OPERATIONS
    Net investment loss.....................................      (87,192)                  (14,765)
    Net realized loss on investments........................   (3,942,535)               (2,583,256)
    Net change in unrealized depreciation of investments....     (442,196)                  995,673
                                                              -----------               -----------
Net decrease in net assets resulting from operations........   (4,471,923)               (1,602,348)
                                                              -----------               -----------
CAPITAL SHARE TRANSACTIONS
    Sale of shares..........................................    7,865,121   1,164,099     1,921,259    466,388
    Redemption of shares....................................   (6,502,669)   (921,463)   (1,914,064)  (449,252)
                                                              -----------   ---------   -----------   --------
Net increase from capital share transactions................    1,362,452     242,636         7,195     17,136
                                                              -----------   =========   -----------   ========
Net decrease in net assets..................................   (3,109,471)               (1,595,153)
                                                              -----------               -----------
NET ASSETS, November 30, 2001...............................  $ 8,538,534               $ 1,043,459
                                                              ===========               ===========
    Undistributed net investment loss.......................  $        --               $        --
                                                              ===========               ===========

----------------------------------------------
(a) See Note 1 for Commencement of Operations.


See Notes to Financial Statements.      10                NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                 NBP TRUECROSSING                          NBP TRUECROSSING
                                                      GROWTH                                  TECHNOLOGY
                                                       FUND                                      FUND
                                     DECEMBER 1, 2000    DECEMBER 20, 1999 (a)   DECEMBER 1, 2000     MAY 1, 2000 (a)
                                            TO                    TO                    TO                  TO
                                     NOVEMBER 30, 2001     NOVEMBER 30, 2000     NOVEMBER 30, 2001   NOVEMBER 30, 2000
                                     -----------------     -----------------     -----------------   -----------------
NET ASSET VALUE PER SHARE,
  Beginning of Period..............       $  8.55               $ 10.00               $  6.54             $ 10.00
                                          -------               -------               -------             -------
INVESTMENT OPERATIONS
    Net investment loss............         (0.05)                (0.05)                (0.04)              (0.04)
    Net realized and unrealized
      loss on investments..........         (3.18)                (1.40)                (4.02)              (3.42)
                                          -------               -------               -------             -------
Total from Investment Operations...         (3.23)                (1.45)                (4.06)              (3.46)
                                          -------               -------               -------             -------
NET ASSET VALUE, End of Period.....       $  5.32               $  8.55               $  2.48             $  6.54
                                          =======               =======               =======             =======
TOTAL RETURN.......................        (37.78)%              (14.50)%              (62.08)%            (34.60)%
RATIO/SUPPLEMENTARY DATA
    Net assets at end of period
      (000's omitted)..............       $ 8,539               $11,648               $ 1,043             $ 2,639
    Ratios to Average Net Assets
        Expenses, including
          reimbursement/waiver of
          fees.....................          1.50%                 1.50%(b)              1.50%               1.50%(b)
        Expenses, excluding
          reimbursement/waiver of
          fees.....................          2.94%                 3.72%(b)             10.40%               9.59%(b)
    Net investment loss, including
      reimbursement/waiver of
      fees.........................         (0.89)%               (1.00)%(b)            (0.94)%             (1.12)%(b)
PORTFOLIO TURNOVER RATE............            38%                   11%                  148%                 11%

----------------------------------
(a) Commencement of Operations
(b) Annualized.


See Notes to Financial Statements.      11                NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to NBP TrueCrossing Growth Fund and NBP TrueCrossing Technology Fund (individually a "Fund", and collectively, "the Funds"), each a series of NBP TrueCrossing Funds (the "Trust"). The Trust was organized as a business trust under the laws of the State of Delaware on July 29, 1999 pursuant to a trust instrument dated July 29, 1999 and amended on December 18, 2000 (the "Trust Instrument"). The Trust was previously known as "TrueCrossing Funds". The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940. NBP TrueCrossing Growth Fund is a diversified series of the Trust. NBP TrueCrossing Technology Fund is non-diversified. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Commencement of operations for each Fund was as follows:

         NBP TrueCrossing Growth Fund             December 20, 1999
         NBP TrueCrossing Technology Fund         May 1, 2000

Prior to commencement of operations, the Funds had no activity other than the sale of 10,000 shares for $100,000 for NBP TrueCrossing Growth Fund and 1 share for $10 for NBP TrueCrossing Technology Fund.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each Fund:

SECURITY VALUATION-On each Fund business day, the Trust determines the net asset value per share of each Fund, as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS-Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or


                                        12                NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------

NOVEMBER 30, 2001
--------------------------------------------------------------------------------

exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid quarterly.
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust is comprised of two active fund series and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets

NOTE 3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER-The investment adviser to each Fund is NewBridge Partners, LLC, (the "Adviser"). For its services, the Adviser receives an advisory fee from each Fund at an annual rate of 0.70% of each Fund's average daily net assets.

ADMINISTRATOR-The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee from each Fund at an annual rate as follows: 0.15% of the average daily net assets under $50 million of the Fund; 0.10% of the average daily net assets over $50 million and under $100 million; and 0.05% of the average daily net assets over $100 million of the Fund. This fee is subject to an annual minimum of $25,000 per Fund.

CUSTODIAN-The custodian is Forum Trust, LLC (the "Custodian"). The Custodian safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. For its services, the Custodian receives a fee from each Fund at an annual rate as follows: 0.01% for the first $1 billion in Fund assets; 0.0075% for Fund assets between $1-$2 billion; and 0.005% for Fund assets greater than $2 billion. In addition, the Custodian receives from each Fund a $300 per month maintenance fee plus certain transaction fees.

TRANSFER AGENT-The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). For its services, FSS receives from each Fund an annual fee of $24,000, plus certain other fees and expenses.

DISTRIBUTOR-The distributor for each Fund is Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. FFS receives no compensation for its distribution services.


                                        13                NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------

NOVEMBER 30, 2001
--------------------------------------------------------------------------------

FUND ACCOUNTANT-The fund accountant for each Fund is Forum Accounting Services, LLC ("FAcS"). For its services, FAcS receives from each Fund an annual fee of $36,000, subject to adjustments for the number and type of portfolio transactions. The Fund is also charged an annual tax services fee of $3,000.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Certain service providers of each Fund have voluntarily undertaken to waive a portion of their fees and reimburse certain expenses of each Fund so that total expenses of each Fund would not exceed certain limitations. Fee waiver and expense reimbursements may be reduced or eliminated at any time. For the period ended November 30, 2001, expenses reimbursed and fees waived were as follows:

                                                 FEES WAIVED            FEES
                                             --------------------    REIMBURSED
                                             BY FSS    BY ADVISER    BY ADVISER     TOTAL
                                             ------    ----------    ----------    --------
NBP TrueCrossing Growth Fund...............  $   --     $68,889       $ 72,355     $141,244
NBP TrueCrossing Technology Fund...........   2,500      11,022        126,555      140,077

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period ending November 30, 2001, were as follows:

                                             NBP TRUECROSSING   NBP TRUECROSSING
                                               GROWTH FUND      TECHNOLOGY FUND
                                             ----------------   ----------------
Cost of Purchases..........................     $5,962,479         $2,094,390
Proceeds from Sales........................      3,477,332          2,111,886

For federal income tax purposes, the cost of investments and tax basis at of November 30, 2001 for gross unrealized appreciation and (depreciation), net unrealized appreciation and (depreciation) were as follows:

                                                                       NET UNREALIZED    CAPITAL
                                          UNREALIZED     UNREALIZED     APPRECIATION       LOSS       YEAR
                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)   CARRYOVERS   EXPIRES
                           -----------   ------------   ------------   --------------   ----------   -------
NBP TrueCrossing Growth
  Fund...................  $12,619,003     $516,925     $(4,608,965)    $(4,092,040)    $  345,751      2008
                                    --           --              --              --      2,559,739      2009
NBP TrueCrossing
  Technology Fund........    1,780,801       96,843        (877,073)       (780,230)        99,007      2008
                                    --           --              --              --      2,047,519      2009


                                        14                NBP TRUECROSSING FUNDS

--------------------------------------------------------------------------------


REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Trustees
NBP TrueCrossing Funds

We have audited the accompanying statements of assets and liabilities of NBP TrueCrossing Funds (comprising NBP TrueCrossing Growth Fund and NBP TrueCrossing Technology Fund), including the schedules of investments, as of November 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NBP TrueCrossing Funds at November 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York
January 18, 2002

FOR MORE INFORMATION                                                                          NBP
                                                                                          TRUECROSSING
                                                                                             FUNDS

                               INVESTMENT ADVISER
                            NEWBRIDGE PARTNERS, LLC
                         535 Madison Avenue, 14th Floor                                 NBP TRUECROSSING
                               New York, NY 10022                                         GROWTH FUND


                                  DISTRIBUTOR
                            FORUM FUND SERVICES, LLC                                    NBP TRUECROSSING
                              Two Portland Square                                       TECHNOLOGY FUND
                               Portland, ME 04101


                                 TRANSFER AGENT
                        FORUM SHAREHOLDER SERVICES, LLC
                              Two Portland Square
                               Portland, ME 04101


                              INDEPENDENT AUDITORS
                               ERNST & YOUNG, LLC
                                 787 7TH AVENUE
                               NEW YORK, NY 10019


                This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.



                                                                                           NBP TRUECROSSING FUNDS
                                                                                            Two Portland Square
                                                                                             Portland, ME 04101
                                                                                                800-679-5707


                                                                                         www.truecrossingfunds.com